Brendan Shanahan Appointed Chief Financial Officer of GoHealth, Bringing Decades of Leadership in Healthcare and Financial Strategy CHICAGO, October 10, 2024 /Globe Newswire/ — GoHealth, Inc. (NASDAQ: GOCO), a leading health insurance marketplace and Medicare-focused digital health company, today announced the appointment of Brendan Shanahan as Chief Financial Officer (CFO), effective October 14, following a comprehensive search process. Mr. Shanahan, a seasoned executive with over 30 years of financial leadership experience and over 20 years of expertise in the Medicare Advantage space, will oversee GoHealth’s financial strategy and operations, contributing to the company’s profitable growth and innovation efforts. "Brendan’s extensive expertise in financial strategy, M&A, operational leadership, and deep knowledge of the Medicare Advantage market makes him the ideal choice to lead GoHealth’s financial organization," said Vijay Kotte, CEO of GoHealth. "His track record of driving financial performance, operational efficiency, and long-term value aligns perfectly with our mission to deliver outstanding results for shareholders." Mr Shanahan, who was also a licensed insurance agent, will manage all financial aspects of GoHealth, including financial planning, analysis, reporting, investor relations, and capital structure optimization. Additionally, he will provide leadership in financial risk management, business analytics, budgeting, audit, and tax compliance, to ensure GoHealth achieves both its short- and long-term financial goals. Throughout his career, Mr. Shanahan has built high-performing finance teams, implemented systems to streamline financial operations, and played key roles in mergers and acquisitions. His leadership in financial strategy, including P&L oversight, cost containment, and capital management, has consistently delivered tangible results. Mr. Shanahan holds an MBA in Banking and Finance from Hofstra University and a Bachelor of Science in Business Administration from The Citadel. He is also a Certified Public Accountant (CPA) (inactive) and a Chartered Global Management Accountant. Mr. Shanahan expressed his excitement to join GoHealth, stating, “I’m thrilled to join GoHealth at such a pivotal time for the Medicare Advantage industry and the brokerage space. Having spent much of my career working to help individuals navigate their healthcare options, I am excited to continue that journey with GoHealth. The combination of GoHealth’s technology, deep expertise in Medicare, and commitment to empowering consumers is unparalleled. I look forward to working with Vijay and the team to capitalize on the significant opportunities ahead as we navigate this dynamic market and drive long- term value for shareholders.” Katherine O'Halloran will remain as a key leader in the finance organization, continuing to serve as Chief Accounting Officer and reporting to the CFO. “We want to thank Katie for embracing with diligence her interim role as CFO and her commitment to managing

GoHealth and the financial team through this transition. Katie is an extraordinary example of living our GoHealth values,” said Kotte. About GoHealth, Inc. GoHealth is a leading health insurance marketplace and Medicare-focused digital health company. Enrolling in a health insurance plan can be confusing for customers, and the seemingly small differences between plans can lead to significant out-of-pocket costs or lack of access to critical medicines and even providers. GoHealth combines cutting-edge technology, data science and deep industry expertise to build trusted relationships with consumers and match them with the healthcare policy and carrier that is right for them. Since its inception, GoHealth has enrolled millions of people in Medicare plans and individual and family plans. For more information, visit https://www.gohealth.com. Media Inquiries pressinquiries@gohealth.com Investor Relations jshave@gohealth.com Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are made in reliance upon the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding our expected growth, future capital expenditures, debt service obligations and adoption and use of artificial intelligence technologies are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “aims,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “likely,” “future” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions, projections and other statements about future events that are based on current expectations and assumptions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. These forward-looking statements speak only as of the date of this press release and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including the factors described in the sections titled “Summary Risk Factors,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (“2023 Annual Report on Form 10-K”) and in our other filings with the Securities and Exchange Commission. The factors described in our 2023 Annual Report on Form 10-K should not be construed as exhaustive and should be read together with the other cautionary statements included in this press release, as well as the cautionary statements and other risk factors set forth in the Quarterly Report on Form 10-Q for the first fiscal quarter ended March 31, 2024, the forthcoming Quarterly Report on Form 10-Q for the second quarter ended June 30, 2024 and in our other filings with the Securities and Exchange Commission. You should read this press release and the documents that we reference in this press release completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise